UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2016

WESTERN ASSET

ADJUSTABLE RATE

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Adjustable Rate Income Fund for the six-month reporting period ended November 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 30, 2016

II	Western Asset Adjustable Rate Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended November 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s final reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.5%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, smaller decreases in state and local government spending and an upturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on November 30, 2016, the unemployment rate was 4.6%, as reported by the U.S. Department of Labor. This represented the lowest level since August 2007. The percentage of longer-term unemployed also declined over the period. In November 2016, 24.8% of Americans looking for a job had been out of work for more than six months, versus 25.8% when the period began.

Western Asset Adjustable Rate Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at every meeting prior to its meeting in mid-December 2016. On December 14, 2016, after the reporting period ended, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2016?

A. Treasury yields moved sharply higher after the November 2016 U.S. elections given expectations for improving growth and higher inflation. All told, short- and long-term Treasury yields moved higher overall during the six months ended November 30, 2016. Two-year Treasury yields began the reporting period at 0.87% and ended the period at 1.11%. Their peak of 1.12% took place on both November 23 and November 25, 2016 and their low of 0.56% occurred on July 5, 2016. Ten-year Treasury yields began the reporting period at 1.84% and ended at their peak for the period at 2.37%. Their low of 1.37% occurred on both July 5 and July 8, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, shifting expectations for future Fed monetary policy, Brexit, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -0.92% during the six months ended November 30, 2016. Lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended November 30, 2016?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 6.43% for the six months ended November 30, 2016. The high-yield market posted positive returns during the first five months of the reporting period. This was driven by several factors, including robust demand from investors looking to generate incremental yield in the low interest rate environment and stabilizing oil prices. The U.S. high-yield bond market then experienced a modest setback in November 2016 amid sharply rising interest rates.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 1.61% during the six months ended November 30, 2016. The asset class generated positive

IV	Western Asset Adjustable Rate Income Fund

returns during the first four months of the reporting period. Supporting the asset class were stabilizing oil prices, accommodative global monetary policy and overall solid investor demand. Much of the asset class’ gains were then erased in October and November 2016, as demand weakened against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar.

Performance review

For the six months ended November 30, 2016, Class A shares of Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 1.36%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexvii, returned 0.21% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 0.62% over the same time frame.

Performance Snapshot as of November 30, 2016 (unaudited)
(excluding sales charges)	6 months
Western Asset Adjustable Rate Income Fund:
Class A	1.36%
Class C	0.95%
Class C1[2]	0.96%
Class I	1.46%
Class IS	1.50%
Citigroup 6-Month U.S. Treasury Bill Index	0.21%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, with- out which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2016 for Class A, Class C, Class C1, Class I and Class IS shares were 1.00%, 0.21%, 0.45%, 1.22% and 1.26%, respectively. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class I and Class IS shares were 0.96%, 0.17%, 0.41%, 1.18% and 1.24%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 326 funds in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Adjustable Rate Income Fund	V

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.82%, 1.64%, 1.38%, 0.65% and 0.56%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.70% for Class C shares, 0.65% for Class I shares and 0.55% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 30, 2016

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds, sometimes referred to as “junk” bonds, are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Adjustable Rate Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6- month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Western Asset Adjustable Rate Income Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2016 and May 31, 2016 and does not include derivatives, such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2016 and held for the six months ended November 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.36%	$1,000.00	$1,013.60	0.81%	$4.09	Class A	5.00%	$1,000.00	$1,021.01	0.81%	$4.10
Class C	0.95	1,000.00	1,009.50	1.64	8.26	Class C	5.00	1,000.00	1,016.85	1.64	8.29
Class C1	0.96	1,000.00	1,009.60	1.39	7.00	Class C1	5.00	1,000.00	1,018.10	1.39	7.03
Class I	1.46	1,000.00	1,014.60	0.63	3.18	Class I	5.00	1,000.00	1,021.91	0.63	3.19
Class IS	1.50	1,000.00	1,015.00	0.55	2.78	Class IS	5.00	1,000.00	1,022.31	0.55	2.79

2	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

[1]	For the six months ended November 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

4	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2016

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 38.7%
Consumer Discretionary — 3.8%
Automobiles — 2.8%
Ford Motor Credit Co., LLC, Senior Bonds	1.806%	11/4/19	$620,000	$623,397	(a)
Ford Motor Credit Co., LLC, Senior Notes	1.361%	9/8/17	600,000	599,933	(a)
Ford Motor Credit Co., LLC, Senior Notes	2.551%	10/5/18	470,000	473,246
Ford Motor Credit Co., LLC, Senior Notes	2.021%	5/3/19	210,000	207,638
General Motors Financial Co. Inc., Senior Notes	2.940%	1/15/19	1,500,000	1,535,442	(a)
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	630,000	639,048
Nissan Motor Acceptance Corp., Senior Notes	1.385%	3/3/17	630,000	630,670	(a)(b)
Total Automobiles				4,709,374
Media — 0.2%
DISH DBS Corp., Senior Notes	5.875%	11/15/24	320,000	325,600
Specialty Retail — 0.8%
Lowe’s Cos. Inc., Senior Notes	1.456%	9/14/18	240,000	242,096	(a)
Lowe’s Cos. Inc., Senior Notes	1.120%	4/15/19	660,000	659,769	(a)
Lowe’s Cos. Inc., Senior Notes	1.265%	9/10/19	500,000	501,279	(a)
Total Specialty Retail				1,403,144
Total Consumer Discretionary				6,438,118
Consumer Staples — 1.6%
Beverages — 0.3%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.146%	2/1/21	490,000	503,211	(a)
Food & Staples Retailing — 0.4%
CVS Health Corp., Senior Notes	1.900%	7/20/18	700,000	701,801
Food Products — 0.7%
Mondelez International Inc., Senior Notes	1.406%	2/1/19	1,090,000	1,090,284	(a)
Tobacco — 0.2%
Reynolds American Inc., Senior Notes	3.250%	6/12/20	372,000	382,820
Total Consumer Staples				2,678,116
Energy — 5.5%
Oil, Gas & Consumable Fuels — 5.5%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	146,000	151,708
BP Capital Markets PLC, Senior Bonds	1.676%	5/3/19	200,000	198,425
BP Capital Markets PLC, Senior Bonds	1.724%	9/16/21	1,300,000	1,306,154	(a)
BP Capital Markets PLC, Senior Notes	1.422%	5/10/19	680,000	680,146	(a)
Chevron Corp., Senior Notes	1.316%	11/15/19	450,000	448,630	(a)
Chevron Corp., Senior Notes	1.365%	3/3/22	1,600,000	1,592,450	(a)
Devon Energy Corp., Senior Notes	1.390%	12/15/16	1,060,000	1,060,005	(a)
Enterprise Products Operating LLC, Junior Subordinated Notes	7.034%	1/15/68	60,000	62,694	(a)

See Notes to Financial Statements.

6	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Exxon Mobil Corp., Senior Bonds	1.205%	3/6/22	$640,000	$635,879	(a)
Kinder Morgan Inc., Senior Notes	7.250%	6/1/18	40,000	42,850
Kinder Morgan Inc., Senior Subordinated Notes	7.000%	6/15/17	100,000	102,668
Petroleos Mexicanos, Senior Notes	5.750%	3/1/18	301,000	312,589
Shell International Finance BV, Senior Notes	1.352%	5/11/20	1,830,000	1,833,043	(a)
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	1.796%	4/10/19	1,000,000	1,001,915	(a)(b)
Total Energy				9,429,156
Financials — 16.9%
Banks — 12.4%
Bank of America Corp., Senior Notes	1.716%	4/1/19	1,580,000	1,590,662	(a)
BB&T Corp., Senior Notes	1.710%	6/15/18	1,020,000	1,025,846	(a)
Capital One NA, Senior Notes	1.500%	9/5/17	670,000	669,430
CIT Group Inc., Senior Notes	5.375%	5/15/20	560,000	593,600
CIT Group Inc., Senior Notes	5.000%	8/1/23	880,000	908,600
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	1,000,000	983,750	(a)(c)
Citigroup Inc., Senior Bonds	1.576%	4/27/18	1,500,000	1,504,252	(a)
Citigroup Inc., Senior Notes	1.642%	4/8/19	530,000	530,851	(a)
Credit Agricole SA, Senior Notes	1.815%	6/10/20	1,480,000	1,486,855	(a)(b)
Credit Agricole SA, Senior Notes	2.026%	7/1/21	350,000	354,202	(a)(b)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	500,000	530,292	(b)
HSBC Bank PLC, Senior Notes	1.546%	5/15/18	1,030,000	1,030,825	(a)(b)
HSBC USA Inc., Senior Notes	1.737%	9/24/18	790,000	793,004	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	400,000	388,000	(a)(c)
JPMorgan Chase & Co., Senior Notes	1.426%	2/15/17	1,600,000	1,601,645	(a)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	12/15/16	1,010,000	1,014,696	(c)
Manufacturers & Traders Trust Co., Senior Bonds	1.262%	1/30/17	1,060,000	1,060,528	(a)
Santander Holdings USA Inc., Senior Notes	2.700%	5/24/19	1,400,000	1,399,321
Svenska Handelsbanken AB, Senior Notes	1.347%	6/17/19	410,000	410,533	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	1/3/17	1,820,000	1,776,775	(a)(c)
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	1,240,000	1,244,836
Westpac Banking Corp., Senior Notes	1.627%	7/30/18	300,000	301,649	(a)
Total Banks				21,200,152
Capital Markets — 2.7%
Bank of New York Mellon Corp., Senior Notes	1.776%	8/17/20	530,000	537,905	(a)
Goldman Sachs Group Inc., Senior Notes	2.006%	11/15/18	1,250,000	1,262,725	(a)
Goldman Sachs Group Inc., Senior Notes	2.242%	4/23/21	380,000	385,431	(a)
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	810,000	840,800

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
UBS AG Stamford CT, Senior Notes	1.692%	6/1/20	$1,490,000	$1,490,159	(a)
Total Capital Markets				4,517,020
Consumer Finance — 1.2%
American Express Co., Senior Notes	1.506%	5/22/18	1,130,000	1,134,035	(a)
American Express Credit Corp., Senior Notes	1.661%	11/5/18	820,000	826,647	(a)
Total Consumer Finance				1,960,682
Diversified Financial Services — 0.1%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	142,716
Insurance — 0.5%
Prudential Financial Inc., Senior Notes	1.686%	8/15/18	890,000	888,677	(a)
Total Financials				28,709,247
Health Care — 3.3%
Biotechnology — 1.0%
Amgen Inc., Senior Notes	1.516%	5/22/19	750,000	754,897	(a)
Celgene Corp., Senior Notes	2.125%	8/15/18	490,000	492,403
Gilead Sciences Inc., Senior Notes	1.850%	9/4/18	420,000	422,052
Total Biotechnology				1,669,352
Health Care Equipment & Supplies — 0.8%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	920,000	761,300
Medtronic Inc., Senior Notes	1.027%	2/27/17	700,000	700,076	(a)
Total Health Care Equipment & Supplies				1,461,376
Health Care Providers & Services — 0.9%
UnitedHealth Group Inc., Senior Notes	1.330%	1/17/17	1,490,000	1,491,064	(a)
Pharmaceuticals — 0.6%
Merck & Co. Inc., Senior Notes	1.257%	2/10/20	1,020,000	1,024,596	(a)
Total Health Care				5,646,388
Industrials — 0.6%
Aerospace & Defense — 0.6%
Rockwell Collins Inc., Senior Notes	1.200%	12/15/16	1,060,000	1,060,112	(a)
Airlines — 0.0%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	12,668	14,426
Total Industrials				1,074,538
Information Technology — 2.1%
IT Services — 0.9%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	91,000	94,620	(b)
International Business Machines Corp., Senior Notes	1.359%	8/18/17	1,380,000	1,384,130	(a)
Total IT Services				1,478,750

See Notes to Financial Statements.

8	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Software — 0.9%
Oracle Corp., Senior Notes	1.460%	1/15/19	$1,550,000	$1,563,679	(a)
Technology Hardware, Storage & Peripherals — 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	550,000	566,515	(b)
Total Information Technology				3,608,944
Materials — 0.8%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	630,000	597,177	(b)
Metals & Mining — 0.5%
Vale Overseas Ltd., Senior Notes	5.625%	9/15/19	360,000	377,550
Vale Overseas Ltd., Senior Notes	4.625%	9/15/20	430,000	434,897
Total Metals & Mining				812,447
Paper & Forest Products — 0.0%
Smurfit Kappa Treasury Funding Ltd., Debentures	7.500%	11/20/25	30,000	34,800
Total Materials				1,444,424
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 2.0%
AT&T Inc., Senior Notes	1.847%	11/27/18	230,000	231,780	(a)
AT&T Inc., Senior Notes	2.300%	3/11/19	340,000	340,972
AT&T Inc., Senior Notes	1.768%	6/30/20	760,000	760,932	(a)
CenturyLink Inc., Senior Notes	6.150%	9/15/19	430,000	459,025
Verizon Communications Inc., Senior Notes	2.606%	9/14/18	1,630,000	1,669,288	(a)
Total Diversified Telecommunication Services				3,461,997
Wireless Telecommunication Services — 1.0%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	550,000	607,750
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	20,000	21,050
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	190,000	209,238	(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	170,000	204,000
T-Mobile USA Inc., Senior Notes	6.464%	4/28/19	560,000	569,800
Total Wireless Telecommunication Services				1,611,838
Total Telecommunication Services				5,073,835
Utilities — 1.1%
Electric Utilities — 0.4%
Duke Energy Corp., Senior Notes	1.226%	4/3/17	520,000	520,614	(a)
Southern California Edison Co., Senior Secured Bonds	1.125%	5/1/17	210,000	210,214
Total Electric Utilities				730,828

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Independent Power and Renewable Electricity Producers — 0.1%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	$97,429	$82,206
Multi-Utilities — 0.6%
TECO Finance Inc., Senior Notes	1.476%	4/10/18	980,000	978,183	(a)
Total Utilities				1,791,217
Total Corporate Bonds & Notes (Cost — $65,490,038)				65,893,983
Asset-Backed Securities — 12.3%
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.642%	7/25/32	308,085	303,341	(a)
Apollo Credit Funding Ltd., 2004-A A1	2.350%	4/15/27	750,000	753,000	(a)(b)
Arrowpoint CLO Ltd., 2014-2A A1L	2.345%	3/12/26	750,000	748,594	(a)(b)
Atrium CDO Corp., 2009-A A	2.237%	2/28/24	500,000	501,035	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M1	1.392%	3/25/37	634,720	571,191	(a)(b)
BlueMountain CLO Ltd., 2012-2A AR	2.304%	11/20/28	750,000	750,000	(a)(b)
Business Loan Express, 2001-2A A	1.114%	1/25/28	178,078	159,159	(a)(b)
Business Loan Express, 2002-1A A	1.142%	7/25/28	130,885	124,991	(a)(b)
Carlyle Global Market Strategies, 2013-3A A1A	2.001%	7/15/25	250,000	249,603	(a)(b)
Cent CLO LP, 2013-17A A1	2.187%	1/30/25	500,000	500,183	(a)(b)
CIFC Funding Ltd., 2014-2A A1L	2.410%	5/24/26	750,000	750,880	(a)(b)
Consumer Credit Origination Loan Trust, 2015-1 A	2.820%	3/15/21	106,355	106,450	(b)
Ford Credit Floorplan Master Owner Trust, 2015-2 A2	1.108%	1/15/22	1,010,000	1,015,211	(a)
Hertz Fleet Lease Funding LP, 2013-3 A	1.087%	12/10/27	327,220	327,218	(a)(b)
Hertz Fleet Lease Funding LP, 2014-1 A	0.937%	4/10/28	410,969	410,788	(a)(b)
Jackson Mill CLO Ltd., 2015-1A A	2.420%	4/15/27	250,000	249,813	(a)(b)
Jamestown CLO Ltd., 2014-4A A1C	2.310%	7/15/26	250,000	249,922	(a)(b)
LCM Ltd. Partnership, 16A A	2.380%	7/15/26	250,000	251,108	(a)(b)
LCM Ltd. Partnership, 23A A1	2.451%	10/20/29	500,000	500,000	(a)(b)(h)
Magnetite CLO Ltd., 2016-18A A	2.263%	11/15/28	500,000	500,547	(a)(b)
NCUA Guaranteed Notes, 2010-A1 A	0.885%	12/7/20	950,364	949,176	(a)
New Century Home Equity Loan Trust, 2004-2 M2	1.464%	8/25/34	697,840	653,213	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	2.017%	5/25/33	232,123	197,628	(a)
OHA Loan Funding Ltd., 2014-1A A1	2.411%	10/20/26	500,000	500,081	(a)(b)
OHA Loan Funding Ltd., 2015-1A AR	2.347%	8/15/29	250,000	250,000	(a)(b)(d)(h)
Ohio Phase-In-Recovery Funding LLC, 2013-1 A1	0.958%	7/1/18	389,306	389,058
Renaissance Home Equity Loan Trust, 2003-1 A	1.452%	6/25/33	427,238	411,505	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	1.414%	8/25/33	319,907	298,588	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	1.034%	12/25/33	1,224,979	1,153,221	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	13,302	10,643
SACO I Trust, 2006-5 1A	0.834%	4/25/36	208,153	370,045	(a)

See Notes to Financial Statements.

10	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Saxon Asset Securities Trust, 2003-1 M1	1.584%	6/25/33	$340,579	$323,139	(a)
SLM Student Loan Trust, 2003-4 B	1.500%	6/15/38	948,084	834,919	(a)
SLM Student Loan Trust, 2005-6 B	1.172%	1/25/44	976,415	854,414	(a)
SLM Student Loan Trust, 2005-A A3	1.050%	6/15/23	782,540	759,568	(a)
SLM Student Loan Trust, 2012-D A2	2.950%	2/15/46	1,208,729	1,217,236	(b)
SLM Student Loan Trust, 2013-A A1	1.138%	8/15/22	70,068	70,123	(a)(b)
SMB Private Education Loan Trust, 2014-A A1	1.038%	9/15/21	402,199	402,299	(a)(b)
SMB Private Education Loan Trust, 2015-B A2B	1.738%	7/15/27	600,000	606,705	(a)(b)
Sound Point CLO Ltd., 2014-2A A1	2.241%	10/20/26	500,000	498,996	(a)(b)
Venture CDO Ltd., 2013-13A AX	2.045%	6/10/25	162,500	162,124	(a)(b)
Voya CLO Ltd., 2014-2A A1	2.330%	7/17/26	1,000,000	1,001,221	(a)(b)
Total Asset-Backed Securities (Cost — $21,035,833)				20,936,936
Collateralized Mortgage Obligations — 26.1%
American Home Mortgage Assets, 2006-4 1A12	0.744%	10/25/46	2,170,582	1,459,776	(a)
BAMLL Commercial Mortgage Securities Trust, 2013-DSNY A	1.585%	9/15/26	380,000	380,283	(a)(b)
Banc of America Funding Corp., 2014-R5 1A2	2.748%	9/26/45	1,540,000	993,354	(a)(b)
Banc of America Funding Corp., 2015-R2 04A1	0.699%	9/29/36	763,524	739,851	(a)(b)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.634%	10/25/33	683,904	676,256	(a)
CGBAM Commercial Mortgage Trust, 2016-IMC A	2.438%	11/15/21	1,430,000	1,438,690	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.892%	8/25/35	6,462	5,849	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.882%	10/25/35	21,962	19,695	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.792%	1/25/36	9,545	8,172	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.822%	7/25/36	49,490	44,908	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 A1	1.485%	10/10/47	124,574	124,660
Citigroup Commercial Mortgage Trust, 2016-SMPL A	2.228%	9/10/31	820,000	803,376	(b)
Commercial Mortgage Trust, 2014-BBG A	1.339%	3/15/29	440,000	437,953	(a)(b)
Connecticut Avenue Securities, 2014-C04 2M2	5.534%	11/25/24	510,000	548,838	(a)
Connecticut Avenue Securities, 2016-C05 2M1	1.884%	1/25/29	430,090	434,247	(a)(b)
Countrywide Alternative Loan Trust, 2004-28CB 2A7	5.750%	1/25/35	353,877	358,415
Countrywide Alternative Loan Trust, 2007-23CB A7	0.992%	9/25/37	960,648	514,518	(a)
Credit Suisse Mortgage Trust, 2014-11R 15A2	2.885%	1/27/36	703,557	458,275	(a)(b)
Deutsche Bank Commercial Mortgage Trust, 2016-C1 ASB	3.038%	5/10/49	170,000	171,897
FDIC Structured Sale Guaranteed Notes, 2010-S2	1.224%	12/29/45	392,425	393,223	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.460%	6/1/28	58,257	57,619	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.888%	11/15/40	282,383	281,746	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T06 A3	4.208%	6/25/30	206,146	207,048	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.623%	3/25/42	$1,421,655	$1,502,324	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T03 2A	3.445%	8/25/43	1,337,548	1,399,554	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	1.061%	3/25/27	159,290	159,624	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.884%	10/25/35	22,237	22,254	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.984%	8/25/33	144,509	144,999	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.379%	8/25/42	1,229,549	1,313,821	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.984%	5/25/42	166,252	164,475	(a)
First Horizon Alternative Mortgage Securities, 2007-FA1 A6	0.834%	3/25/37	1,780,697	898,279	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	2.564%	6/25/30	322,772	324,680	(a)
GE Business Loan Trust, 2006-1A C	0.958%	5/15/34	490,887	422,466	(a)(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	1.031%	2/20/61	492,175	490,353	(a)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.931%	3/20/63	835,988	828,714	(a)
Government National Mortgage Association (GNMA), 2013-H22 FB	1.231%	8/20/63	3,582,091	3,591,282	(a)
Government National Mortgage Association (GNMA), 2014-H19 FE	1.001%	9/20/64	1,828,255	1,812,934	(a)
GS Mortgage Securities Corp. II, 2000-1A A	1.262%	3/20/23	564,406	558,088	(a)(b)
GS Mortgage Securities Corp. II, 2010-C1 A1	3.679%	8/10/43	94,106	96,846	(b)
GS Mortgage Securities Trust, 2015-7R A	0.677%	9/26/37	563,086	536,934	(a)(b)
HarborView Mortgage Loan Trust, 2004-2 2A1	1.082%	6/19/34	354,049	330,658	(a)
IMPAC CMB Trust, 2003-8 1A2	1.534%	10/25/33	26,006	24,833	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	3.159%	10/25/35	666,081	570,375	(a)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 ASB	3.705%	1/15/47	190,000	201,639
JPMBB Commercial Mortgage Securities Trust, 2014-C23 A1	1.650%	9/15/47	425,263	426,201
JPMBB Commercial Mortgage Securities Trust, 2014-C24 A1	1.539%	11/15/47	152,358	152,375
JPMBB Commercial Mortgage Securities Trust, 2014-C25 A1	1.521%	11/15/47	155,006	154,994
JPMorgan Chase Commercial Mortgage Securities Trust, 2012-HSBC A	3.093%	7/5/32	1,000,000	1,024,614	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 A	1.788%	5/15/28	357,668	356,491	(a)(b)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.526%	9/15/29	8,436	0	(a)(b)(e)
Latitude Management Real Estate Capital, 2015-CRE1 A	2.274%	2/22/32	1,010,000	1,013,129	(a)(b)

See Notes to Financial Statements.

12	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.625%	10/15/35	$520,657	$10,071	(a)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 A2	1.972%	8/15/45	305,195	305,939
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C18 A1	1.686%	10/15/47	343,810	344,779
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C19 A1	1.573%	12/15/47	281,225	281,009
Morgan Stanley Capital I Trust, 2012-C4 A2	2.111%	3/15/45	54,383	54,457
Morgan Stanley Capital I Trust, 2016-UBS9 A1	1.711%	3/15/49	224,942	223,288
Morgan Stanley Re-remic Trust, 2015-R2 2A1	1.614%	12/26/46	797,224	775,643	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R4 1A1	0.784%	8/26/47	1,228,758	1,165,051	(a)(b)
MSCG Trust, 2016-SNR A	3.350%	11/15/34	620,000	621,461	(a)(b)(h)
New Residential Mortgage Loan Trust, 2016-3A A1B	3.250%	9/25/56	422,656	433,611	(a)(b)
New York Mortgage Trust Inc., 2005-2 A	0.922%	8/25/35	390,299	361,340	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	553,614	518,478	(b)
Residential Accredit Loans Inc., 2003-QA1 A1	1.214%	12/25/33	572,265	521,191	(a)
Residential Accredit Loans Inc., 2004-QS16 1A1	5.500%	12/25/34	38,310	38,332
Residential Accredit Loans Inc., 2007-QS7 1A7	1.084%	5/25/37	1,657,677	1,155,605	(a)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	13,563	11,986
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.984%	11/25/33	159,027	153,908	(a)
Sequoia Mortgage Trust, 2002-9 2A	2.551%	9/20/32	234,490	224,252	(a)
Structured Agency Credit Risk Debt Notes, 2013-DN2 M2	4.784%	11/25/23	400,000	422,139	(a)
Structured ARM Loan Trust, 2004-01 2A	0.844%	2/25/34	76,561	69,040	(a)
Structured ARM Loan Trust, 2004-02 1A1	3.361%	3/25/34	330,172	329,097	(a)
Structured Asset Securities Corp., 2002-11A 1A1	2.355%	6/25/32	26,152	24,107	(a)
Structured Asset Securities Corp., 2002-18A 1A1	3.401%	9/25/32	26,861	26,911	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.462%	6/25/35	883,859	796,197	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	3.249%	8/20/35	519,351	456,720	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.713%	6/25/33	379,668	367,116	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-04 CB9	0.934%	6/25/35	850,048	646,175	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-10 4CB3	1.134%	12/25/35	834,101	655,374	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.484%	8/25/46	1,011,710	679,883	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.504%	7/25/46	1,715,413	1,397,240	(a)
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	170,000	175,644

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A1	2.947%	11/25/34	$676,927	$672,122	(a)
WF-RBS Commercial Mortgage Trust, 2012-C8 A2	1.881%	8/15/45	104,856	105,080
WF-RBS Commercial Mortgage Trust, 2014-C23 A1	1.663%	10/15/57	725,416	727,027
WF-RBS Commercial Mortgage Trust, 2014-C24 A1	1.390%	11/15/47	186,156	185,659
WF-RBS Commercial Mortgage Trust, 2014-C24 A2	2.863%	11/15/47	280,000	286,947
WF-RBS Commercial Mortgage Trust, 2014-C25 A1	1.518%	11/15/47	160,062	159,820
Total Collateralized Mortgage Obligations (Cost — $46,015,247)				44,464,284
Mortgage-Backed Securities — 3.1%
FHLMC — 0.4%
Federal Home Loan Mortgage Corp. (FHLMC)	1.989%	6/1/43	708,278	715,379	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	1,984	2,242
Total FHLMC				717,621
FNMA — 1.0%
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-4/1/23	1,063,593	1,077,460
Federal National Mortgage Association (FNMA)	6.269%	9/1/37	506,854	537,413	(a)
Total FNMA				1,614,873
GNMA — 1.7%
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	6/20/17-9/20/32	1,881,234	1,946,000	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20-3/20/21	173,671	179,650	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	28,285	28,722	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.000%	10/20/22-10/20/27	754,004	775,255	(a)
Total GNMA				2,929,627
Total Mortgage-Backed Securities (Cost — $5,248,576)				5,262,121
Municipal Bonds — 0.8%
Rhode Island — 0.8%
Rhode Island State Student Loan Authority Revenue, Taxable — Libor Floating Rate Notes, FFELP Loan Backed (Cost — $1,328,765)	1.227%	10/2/28	1,328,765	1,310,534	(a)(b)
Senior Loans — 0.9%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.3%
Aramark Services Inc., USD Term Loan F	3.338%	2/24/21	558,117	562,042	(f)(g)

See Notes to Financial Statements.

14	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — 0.4%
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	$674,006	$674,895	(f)(g)
Total Consumer Discretionary				1,236,937
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., 2016 USD Term Loan	3.584%	3/24/21	288,628	290,131	(f)(g)
Total Senior Loans (Cost — $1,502,411)				1,527,068
Sovereign Bonds — 0.4%
Mexico — 0.4%
United Mexican States, Senior Notes (Cost — $777,748)	5.950%	3/19/19	720,000	780,300

			Shares
Common Stocks — 0.3%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.3%
Tropicana Entertainment Inc.			17,545	526,350	*
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			886	2,534	*(d)
Total Common Stocks (Cost — $311,763)				528,884
Total Investments before Short-Term Investments (Cost — $141,710,381)				140,704,110

			Face Amount
Short-Term Investments — 17.6%
Repurchase Agreements — 17.6%
Deutsche Bank Securities Inc. repurchase agreement dated 11/30/16; Proceeds at maturity — $5,000,035; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/19; Market Value — $5,100,000)	0.250%	12/1/16	$5,000,000	5,000,000
State Street Bank & Trust Co. repurchase agreement dated 11/30/16; Proceeds at maturity — $24,854,007; (Fully collateralized by U.S. Treasury Notes, 1.000% due 5/15/18; Market Value — $25,354,620)	0.010%	12/1/16	24,854,000	24,854,000
Total Short-Term Investments (Cost — $29,854,000)				29,854,000
Total Investments — 100.2% (Cost — $171,564,381#)				170,558,110
Liabilities in Excess of Other Assets — (0.2)%				(257,214)
Total Net Assets — 100.0%				$170,300,896

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Adjustable Rate Income Fund

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Value is less than $1.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Security is purchased on a when-issued basis.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
FFELP	— Federal Family Education Loan Program
IO	— Interest Only
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Call (Premiums received — $8,572)	1/27/17	$120.00	38	$2,672

See Notes to Financial Statements.

16	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2016

Assets:
Investments, at value (Cost — $141,710,381)	$140,704,110
Repurchase agreements, at value (Cost — $29,854,000)	29,854,000
Cash	131,138
Receivable for Fund shares sold	668,802
Interest receivable	411,871
Deposits with brokers for centrally cleared swap contracts	92,006
Deposits with brokers for open futures contracts	88,902
Principal paydown receivable	38,617
Receivable from broker — variation margin on centrally cleared swaps	10,943
Deposits with brokers for written options	6,147
Prepaid expenses	45,435
Total Assets	172,051,971

Liabilities:
Payable for securities purchased	1,370,793
Payable for Fund shares repurchased	156,580
Investment management fee payable	59,970
Service and/or distribution fees payable	46,706
Payable to broker — variation margin on open futures contracts	26,306
Distributions payable	14,804
Written options, at value (premiums received — $8,572)	2,672
Trustees’ fees payable	148
Accrued expenses	73,096
Total Liabilities	1,751,075
Total Net Assets	$170,300,896

Net Assets:
Par value (Note 7)	$191
Paid-in capital in excess of par value	197,318,722
Overdistributed net investment income	(207,237)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(25,911,945)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(898,835)
Total Net Assets	$170,300,896

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	17

Statement of assets and liabilities (unaudited) (cont’d)

November 30, 2016

Net Assets:
Class A	$126,886,503
Class C	$1,442,884
Class C1	$28,857,970
Class I	$9,389,876
Class IS	$3,723,663

Shares Outstanding:
Class A	14,226,290
Class C	162,364
Class C1	3,255,380
Class I	1,055,238
Class IS	418,391

Net Asset Value:
Class A (and redemption price)	$8.92
Class C*	$8.89
Class C1 (and redemption price)	$8.86
Class I (and redemption price)	$8.90
Class IS (and redemption price)	$8.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.13

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2016

Investment Income:
Interest	$1,979,476

Expenses:
Investment management fee (Note 2)	404,278
Service and/or distribution fees (Notes 2 and 5)	288,245
Registration fees	36,993
Transfer agent fees (Note 5)	27,237
Audit and tax fees	21,845
Shareholder reports	15,598
Legal fees	12,889
Fund accounting fees	9,210
Insurance	1,757
Trustees’ fees	1,719
Commitment fees (Note 8)	1,046
Custody fees	563
Miscellaneous expenses	4,623
Total Expenses	826,003
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(16,945)
Net Expenses	809,058
Net Investment Income	1,170,418

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	429,122
Futures contracts	(163,417)
Written options	41,835
Swap contracts	11,802
Net Realized Gain	319,342
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	754,300
Futures contracts	(14,116)
Written options	5,900
Swap contracts	86,525
Change in Net Unrealized Appreciation (Depreciation)	832,609
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	1,151,951
Increase in Net Assets From Operations	$2,322,369

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended November 30, 2016 (unaudited) and the Year Ended May 31, 2016	2016	2016

Operations:
Net investment income	$1,170,418	$2,189,523
Net realized gain (loss)	319,342	(375,088)
Change in net unrealized appreciation (depreciation)	832,609	(1,423,020)
Increase in Net Assets From Operations	2,322,369	391,415

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,521,942)	(2,692,085)
Decrease in Net Assets From Distributions to Shareholders	(1,521,942)	(2,692,085)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	9,929,678	11,461,444
Reinvestment of distributions	1,478,094	2,625,574
Cost of shares repurchased	(28,498,773)	(22,992,566)
Decrease in Net Assets From Fund Share Transactions	(17,091,001)	(8,905,548)
Decrease in Net Assets	(16,290,574)	(11,206,218)

Net Assets:
Beginning of period	186,591,470	197,797,688
End of period*	$170,300,896	$186,591,470
* Includes (overdistributed) undistributed net investment income of, respectively:	$(207,237)	$144,287

See Notes to Financial Statements.

20	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$8.88	$8.98	$9.01	$9.00	$8.71	$8.74

Income (loss) from operations:
Net investment income	0.06	0.11	0.09	0.04	0.07	0.08
Net realized and unrealized gain (loss)	0.06	(0.08)	(0.02)	0.03	0.29	(0.02)
Total income from operations	0.12	0.03	0.07	0.07	0.36	0.06

Less distributions from:
Net investment income	(0.08)	(0.13)	(0.10)	(0.06)	(0.07)	(0.09)
Total distributions	(0.08)	(0.13)	(0.10)	(0.06)	(0.07)	(0.09)

Net asset value, end of period	$8.92	$8.88	$8.98	$9.01	$9.00	$8.71
Total return[3]	1.36%	0.34%[4]	0.77%	0.76%	4.14%	0.69%

Net assets, end of period (millions)	$127	$134	$139	$147	$141	$152

Ratios to average net assets:
Gross expenses	0.83%[5]	0.82%	0.82%	0.82%	0.85%	0.91%
Net expenses	0.81 [5,6]	0.82 [6]	0.82 [6]	0.82 [6]	0.85	0.91
Net investment income	1.39 [5]	1.20	0.95	0.47	0.78	0.93

Portfolio turnover rate	8%	22%	34%	58%	39%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.11% for the year ended May 31, 2016.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2016	2015	2014	2013[3]

Net asset value, beginning of period	$8.85	$8.95	$8.98	$8.99	$8.79

Income (loss) from operations:
Net investment income (loss)	0.03	0.03	0.01	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.05	(0.07)	(0.02)	0.03	0.22
Total income (loss) from operations	0.08	(0.04)	(0.01)	0.00 [4]	0.21

Less distributions from:
Net investment income	(0.04)	(0.06)	(0.02)	(0.01)	(0.01)
Total distributions	(0.04)	(0.06)	(0.02)	(0.01)	(0.01)

Net asset value, end of period	$8.89	$8.85	$8.95	$8.98	$8.99
Total return[5]	0.95%	(0.48)%[6]	(0.11)%	(0.02)%	2.36%

Net assets, end of period (000s)	$1,443	$1,736	$1,963	$2,041	$434

Ratios to average net assets:
Gross expenses	1.66%[7]	1.64%	1.73%	1.89%	1.83%[7]
Net expenses[8,9]	1.64 [7]	1.64	1.70	1.67	1.66 [7]
Net investment income (loss)	0.58 [7]	0.38	0.07	(0.39)	(0.08) [7]

Portfolio turnover rate	8%	22%	34%	58%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period August 1, 2012 (inception date) to May 31, 2013.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.71% for the year ended May 31, 2016.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C1 Shares[1,2]	2016[3]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$8.83	$8.93	$8.96	$8.95	$8.66	$8.70

Income (loss) from operations:
Net investment income (loss)	0.04	0.06	0.03	(0.01)	0.02	0.03
Net realized and unrealized gain (loss)	0.04	(0.08)	(0.01)	0.03	0.29	(0.03)
Total income (loss) from operations	0.08	(0.02)	0.02	0.02	0.31	0.00 [4]

Less distributions from:
Net investment income	(0.05)	(0.08)	(0.05)	(0.01)	(0.02)	(0.04)
Total distributions	(0.05)	(0.08)	(0.05)	(0.01)	(0.02)	(0.04)

Net asset value, end of period	$8.86	$8.83	$8.93	$8.96	$8.95	$8.66
Total return[5]	0.96%	(0.22)%[6]	0.18%	0.25%	3.56%	0.00%[7]

Net assets, end of period (millions)	$29	$31	$35	$42	$49	$58

Ratios to average net assets:
Gross expenses	1.41%[8]	1.38%	1.41%	1.40%	1.44%	1.50%
Net expenses	1.39 [8,9]	1.38 [9]	1.41 [9]	1.40 [9]	1.44	1.50
Net investment income (loss)	0.82 [8]	0.64	0.35	(0.11)	0.20	0.35

Portfolio turnover rate	8%	22%	34%	58%	39%	30%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2016 (unaudited).

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.45% for the year ended May 31, 2016.

[7]	Amount represents less than 0.005%.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$8.86	$8.96	$8.99	$8.98	$8.69	$8.72

Income (loss) from operations:
Net investment income	0.07	0.12	0.10	0.06	0.09	0.10
Net realized and unrealized gain (loss)	0.06	(0.08)	(0.02)	0.02	0.29	(0.02)
Total income from operations	0.13	0.04	0.08	0.08	0.38	0.08

Less distributions from:
Net investment income	(0.09)	(0.14)	(0.11)	(0.07)	(0.09)	(0.11)
Total distributions	(0.09)	(0.14)	(0.11)	(0.07)	(0.09)	(0.11)

Net asset value, end of period	$8.90	$8.86	$8.96	$8.99	$8.98	$8.69
Total return[3]	1.46%	0.51%[4]	0.94%	0.95%	4.35%	0.95%

Net assets, end of period (000s)	$9,390	$8,484	$8,022	$6,800	$15,029	$13,344

Ratios to average net assets:
Gross expenses	0.65%[5]	0.65%	0.67%	0.67%	0.65%	0.65%
Net expenses[6]	0.63 [5,7]	0.65	0.65 [7]	0.62 [7]	0.65	0.65
Net investment income	1.56 [5]	1.37	1.14	0.62	0.98	1.19

Portfolio turnover rate	8%	22%	34%	58%	39%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.29% for the year ended May 31, 2016.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.85%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2016[2]	2016	2015	2014[3]

Net asset value, beginning of period	$8.86	$8.96	$9.00	$8.98

Income (loss) from operations:
Net investment income	0.08	0.13	0.11	0.03
Net realized and unrealized gain (loss)	0.05	(0.08)	(0.03)	0.02
Total income from operations	0.13	0.05	0.08	0.05

Less distributions from:
Net investment income	(0.09)	(0.15)	(0.12)	(0.03)
Total distributions	(0.09)	(0.15)	(0.12)	(0.03)

Net asset value, end of period	$8.90	$8.86	$8.96	$9.00
Total return[4]	1.50%	0.61%[5]	0.93%	0.52%

Net assets, end of period (000s)	$3,724	$11,248	$13,678	$6,062

Ratios to average net assets:
Gross expenses	0.57%[6]	0.56%	0.56%	0.64%[6]
Net expenses[7,8]	0.55 [6]	0.55	0.55	0.55 [6]
Net investment income	1.75 [6]	1.47	1.26	0.90 [6]

Portfolio turnover rate	8%	22%	34%	58%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period January 31, 2014 (inception date) through May 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.38% for the year ended May 31, 2016.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.55%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended May 31, 2014.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

26	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$65,893,983	—	$65,893,983
Asset-backed securities	—	20,686,936	$250,000	20,936,936
Collateralized mortgage obligations	—	44,464,284	—	44,464,284
Mortgage-backed securities	—	5,262,121	—	5,262,121
Municipal bonds	—	1,310,534	—	1,310,534
Senior loans	—	1,527,068	—	1,527,068
Sovereign bonds	—	780,300	—	780,300
Common stocks:
Consumer discretionary	$526,350	—	—	526,350
Industrials	—	—	2,534	2,534
Total long-term investments	$526,350	$139,925,226	$252,534	$140,704,110
Short-term investments†	—	29,854,000	—	29,854,000
Total investments	$526,350	$169,779,226	$252,534	$170,558,110
Other financial instruments:
Futures contracts	$10,097	—	—	$10,097
Centrally cleared interest rate swaps	—	$112,084	—	112,084
Total other financial instruments	$10,097	$112,084	—	$122,181
Total	$536,447	$169,891,310	$252,534	$170,680,291

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$2,672	—	—	$2,672
Futures contracts	20,645	—	—	20,645
Total	$23,317	—	—	$23,317

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the

28	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended November 30, 2016, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

30	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium

32	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2016, the Fund held written options with credit related contingent features which had a liability position of $2,672. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of November 30, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of this derivative amounting to $6,147, which could be used to reduce the required payment.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

34	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.70%, 0.65% and 0.55%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the six months ended November 30, 2016, fees waived and/or expenses reimbursed amounted to $16,945.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2016, LMIS and its affiliates retained sales charges of $267 on sales of the Fund’s Class A shares. In addition, for the six months ended November 30, 2016, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$78

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$12,375,313	—
Sales	40,426,794	$10,573,822

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

At November 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,077,972
Gross unrealized depreciation	(3,084,243)
Net unrealized depreciation	$(1,006,271)

During the six months ended November 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2016	—	—
Options written	286	$50,407
Options closed	(62)	(12,080)
Options exercised	—	—
Options expired	(186)	(29,755)
Written options, outstanding as of November 30, 2016	38	$8,572

At November 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 10-Year Notes	31	3/17	$3,873,897	$3,859,983	$(13,914)
U.S. Treasury 5-Year Notes	59	3/17	6,959,512	6,952,781	(6,731)
					(20,645)
Contracts to Sell:
90-Day Eurodollar	179	3/17	44,287,981	44,284,600	3,381
U.S. Treasury 2-Year Notes	54	3/17	11,714,591	11,707,875	6,716
					10,097
Net unrealized depreciation on open futures contracts					$(10,548)

At November 30, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange	$5,000,000	5/6/21	1.227% semi-annually	3-Month LIBOR-BBA quarterly	—	$112,084

†	Percentage shown is an annual rate

36	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2016.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$10,097
Centrally cleared swap contracts[3]	112,084
Total	$122,181

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$2,672
Futures contracts[2]	20,645
Total	$23,317

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$(4,483)
Futures contracts	(163,417)
Written options	$41,835
Swap contracts	11,802
Total	$(114,263)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(14,116)
Written options	5,900
Swap contracts	86,525
Total	$78,309

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

During the six months ended November 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$537
Written options	2,722
Futures contracts (to buy)	34,939,578
Futures contracts (to sell)	17,555,814

Average Notional Balance
Interest rate swap contracts	$41,655,714

†	At November 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Centrally cleared swap contracts[2]	$10,943	—	$10,943

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$2,672	$(2,672)	—
Futures contracts[2]	26,306	(26,306)	—
Total	$28,978	$(28,978)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

38	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

For the six months ended November 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$167,163	$9,467
Class C	8,202	719
Class C1	112,880	13,524
Class I	—	3,477
Class IS	—	50
Total	$288,245	$27,237

For the six months ended November 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$12,719
Class C	157
Class C1	2,868
Class I	709
Class IS	492
Total	$16,945

6. Distributions to shareholders by class

	Six Months Ended November 30, 2016	Year Ended May 31, 2016
Net Investment Income:
Class A	$1,190,196	$2,004,386
Class C	7,682	13,489
Class C1	183,174	291,401
Class I	87,870	151,246
Class IS	53,020	231,563
Total	$1,521,942	$2,692,085

7. Shares of beneficial interest

At November 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	697,007	$6,222,657	537,845	$4,775,899
Shares issued on reinvestment	130,822	1,168,057	221,268	1,963,053
Shares repurchased	(1,732,372)	(15,464,602)	(1,110,753)	(9,831,696)
Net decrease	(904,543)	$(8,073,888)	(351,640)	$(3,092,744)

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares sold	26,080	$232,094	54,755	$487,432
Shares issued on reinvestment	803	7,147	1,406	12,405
Shares repurchased	(60,640)	(539,999)	(79,383)	(700,631)
Net decrease	(33,757)	$(300,758)	(23,222)	$(200,794)

Class C1
Shares sold	80	$704	314	$2,771
Shares issued on reinvestment	19,940	176,853	31,996	281,873
Shares repurchased	(247,288)	(2,196,110)	(476,102)	(4,204,613)
Net decrease	(227,268)	$(2,018,553)	(443,792)	$(3,919,969)

Class I
Shares sold	387,188	$3,452,136	696,659	$6,195,342
Shares issued on reinvestment	8,694	77,443	15,445	136,680
Shares repurchased	(298,140)	(2,657,246)	(649,840)	(5,755,626)
Net increase	97,742	$872,333	62,264	$576,396

Class IS
Shares sold	2,473	$22,087	—	—
Shares issued on reinvestment	5,459	48,594	26,156	$231,563
Shares repurchased	(858,519)	(7,640,816)	(282,936)	(2,500,000)
Net decrease	(850,587)	$(7,570,135)	(256,780)	$(2,268,437)

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders.

The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended November 30, 2016, the Fund incurred a commitment fee in the amount of $1,046. The Fund did not utilize the Redemption Facility during the six months ended November 30, 2016.

40	Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report

9. Capital loss carryforward

As of May 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(7,083,430)
5/31/2019	(2,125,046)
$(9,208,476)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $16,663,702, which have no expiration date, must be used first to offset any such gains.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Adjustable Rate Income Fund 2016 Semi-Annual Report	41

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2016, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Adjustable Rate Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangement for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

42	Western Asset Adjustable Rate Income Fund

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

Western Asset Adjustable Rate Income Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short investment-grade debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3- and 10-year periods ended June 30, 2016 was below the median and that its performance for the 5-year period ended June 30, 2016 was approximately equivalent to the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader

44	Western Asset Adjustable Rate Income Fund

group of funds, each selected by Broadridge. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as short investment-grade debt funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was approximately equivalent to the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2018.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual

Western Asset Adjustable Rate Income Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management Fee is at the median of its expense group. The Board also considered the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

46	Western Asset Adjustable Rate Income Fund

Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Adjustable Rate Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0301 1/17 SR16-2970

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 20, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 20, 2017